CAPSTONE CHURCH BOND FUND

Shares of Beneficial Interest

Prospectus dated January 29, 2007

Capstone Church Bond Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income. It intends to achieve its objective through investment primarily in church mortgage bonds. Church mortgage bonds are bonds issued by non-profit organizations ("Borrowers") that have a stated Christian mission, including local churches, denominations and associations, educational institutions, para-church and other Christian mission-related organizations for the purpose of financing capital needs, such as construction of new facilities.

There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund, including the fact that the Fund may invest all or a substantial portion of its assets in publicly offered mortgage securities for which there is no active trading market. See "SPECIAL RISK CONSIDERATIONS."

The Fund offers one class of shares of beneficial interest ("Shares"), which, like the Fund's principal portfolio investments, have no trading market. Because the Fund is a closed-end fund, Shares may not be redeemed daily at net asset value and may not be exchanged for shares of other funds. No secondary market for Shares is expected to develop. If such a market were to develop, Shares may trade at a discount from their net asset value. You should consider your investment in the Fund to be illiquid. In an effort to provide shareholders an opportunity to sell their Shares, the Fund will offer to repurchase a portion of its outstanding Shares each quarter at net asset value. There is no guarantee that you will be able to sell your Shares at any given time.

The Fund offers its Shares on each business day through Capstone Asset Planning Company, as principal underwriter ("CAPCO"), and through selected broker-dealers and financial firms. The Offering Price is the net asset value (NAV), with no sales charge. (Applicable sales charges are being waived through January 28, 2008.) See "How to Purchase Shares" for more information. The minimum initial investment is $2,000, except for investments pursuant to certain retirement plans (see "Purchasing Shares of the Fund"). The Fund's investment adviser is Capstone Asset Management Company (the "Adviser").

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. It should be retained for future reference. The Statement of Additional Information ("SAI"), dated January 29, 2007, contains more information about the Fund and is incorporated by reference into the Prospectus. The Table of Contents for the SAI is on the last page of the Prospectus. The SAI is available from the Fund without charge by calling 1-800-262-6631. You may also call 1-800-262-6631 to obtain copies of the Fund's annual and semi-annual reports to shareholders, after they become available, as well as to obtain other information about the Fund and to make shareholder inquiries. The Fund's SAI, Annual Shareholder Report, Semi-Annual Shareholder Report and Portfolio Holdings of the Fund are also available, free of charge, on the Fund's website at www.churchbondfund.com. The SEC maintains a website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference into the Fund's registration statement and other information about the Fund.

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Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of the Shares or passed on the adequacy of this prospectus. A representation to the contrary is a crime.

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There is no active trading market for Fund Shares. A shareholder who sells his or her Shares other than by participating in a quarterly repurchase offer by the Fund will have difficulty selling the Shares and faces the risk that such sale would be at a significant discount from the NAV of those Shares.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares involve investment risks, including the possible loss of your investment.

TABLE OF CONTENTS

Page

Fund Expenses
Prospectus Summary
Financial Highlights
The Fund
Investment Objective and Policies
Special Risk Considerations
Investment Practices and Special Risks
Taxation
Management of the Fund
Distributions
Dividend Reinvestment Plan
Repurchase of Shares
Description of Shares
Purchasing Shares of the Fund
Communications With Shareholders
Custodian, Dividend Disbursing Agent and Transfer Agent
Legal Opinions
Independent Auditors
Additional Information
Table of Contents for the Statement of Additional Information

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Fund's Adviser or CAPCO. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the Shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the Shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

Fund Expenses

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price)(1)	None
Repurchase Fee (2)	1.00%

Annual Operating Expenses (As a Percentage of Net Assets Attributable to Common Shares)

Investment Advisory Fee (3)	0.450%
Administration Fee (3)	0.075%
Service Fee (4)	0.250%
Interest Payments on Borrowed Funds	0.300%
Other Expenses (5)	2.415%
Acquired Fund Fees and Expenses (6)	0.077%
Total Annual Operating Expenses	3.567%
Fee Reductions (6)	(1.940)%
Net Expenses	1.627%

(1)

The Fund's distributor, Capstone Asset Planning Company, has contractually agreed to waive any sales charge on sales of Shares through January 28, 2008. A sales charge may become applicable starting January 29, 2008. See "Purchasing Shares of the Fund" for more information.

(2)

The repurchase fee is paid directly to the Fund to recover repurchase offer expenses. The fee is imposed only on purchased shares held less than 5 years. See "Repurchase of Shares" for more information. This fee is limited to a maximum of $500.00 per shareholder per repurchase for shares tendered.

(3)	See "Management of the Fund" for additional information.

(4)

A service fee not to exceed 0.25% of the Fund's average daily net assets for any fiscal year will be imposed on shareholder accounts. The Fund may apply for exemptive relief from the SEC to permit this fee to be used for distribution-related, as well as servicing, expenses. This relief, if obtained, will not cause the amount of this fee to change, but it would be called a Distribution and/or Service Fee. See "Plan of Distribution" for additional information.

(5)	"Other Expenses" are based on estimated amounts for the current fiscal year. Actual amounts may differ.

(6)

Capstone Asset Management Company ("CAMCO") has contractually agreed to bear the expenses to the extent that Fund operating expenses incurred by the Fund in any fiscal year, including but not limited to investment advisory and administration fees paid to CAMCO and fees paid to other service providers of the Fund ("Fund Operating Expenses"), but excluding payments pursuant to the Fund's Service Plan, interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund's business, exceed, in a given year, 1.00% of the Fund's average daily net assets. The Fund does not consider "Acquired Fund Fees and Expenses" to be "Fund Operating Expenses" subject to the 1.00% limit. This contractual expense limitation arrangement will continue for at least three years, unless the Board of Trustees consents to shortening the term, or unless the arrangement is earlier terminated in accordance with its terms. If Fund Operating Expenses are, or are estimated to be, below 1.00%, the Adviser will be entitled to be reimbursed to the extent of expenses it has assumed during the previous 36 months, provided that the annualized Fund Operating Expenses plus the amount of reimbursement do not exceed the 1.00% annual cap.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return. This example should not be considered a representation of future expenses, and the Fund's actual expenses may be more or less than those shown.

	One Year	Three Years	Five Years	Ten Years

Assuming no tender of Shares	$26	$80	$146	$345

Assuming tender and repurchase of Shares on last day of period and imposition of the repurchase fee	$26	$80	$146	$345

This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown.

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Prospectus Summary______________________________________________________

This summary is qualified by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

The Fund. The Fund is a non-diversified closed-end management investment company. It was formed as a Delaware statutory trust on October 28, 2004, and is registered with the SEC. The Fund's principal business is investing its assets by purchasing mortgage bonds issued by churches and other Christian non-profit organizations that have a stated Christian mission. The Fund may also purchase mortgage loan obligations of such entities in an amount that, together with short-term money market instruments and other non-church mortgage bond investments, may not exceed 20% of the Fund's net assets. The Fund's anticipated average final maturity of the Fund's church mortgage bond and loan portfolio is not expected to exceed 20 years, although this may be reduced by prepayments. The Fund's investments in short-term money market instruments, including money market funds, will also reduce the Fund's overall portfolio maturity and may reduce the Fund's yield. The Fund does not issue redeemable Shares (Shares that you may redeem at any time). See "Periodic Offers by the Fund to Repurchase Shares from Shareholders."

The Offering. The Fund's Shares are offered through CAPCO and through selected broker-dealers and financial services firms at the public offering price which is the next determined net asset value per share with no sales charge. (Pursuant to a waiver by CAPCO, no sales charge is applicable to purchases of Fund Shares through January

28, 2008. Unless further waived, or eligible for waiver or reduction in specified cases, a front-end sales charge of 3.25% will become applicable starting January 29, 2008.) The minimum initial investment is $2,000 and minimum subsequent investment is $100, except for investments by certain retirement plans (see "Purchasing Shares of the Fund").

Investment Objective, Policies and Risks. The Fund's investment objective is to provide a high level of current income. It intends to achieve this objective through investing primarily in church mortgage bonds, as defined below. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in church mortgage bonds. This 80% requirement may be changed only with at least 60 days' notice to shareholders. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations." The Fund's investment objective is not a fundamental policy of the Fund and may be changed without shareholder approval. The Fund's investment policies and strategies may be changed, subject to compliance with applicable legal requirements.

Church mortgage bonds are corporate debt securities issued by non-profit organizations that have a stated Christian mission, including local churches, denominations and associations, educational institutions, para-church and other Christian mission-related organizations ("Borrowers") for purposes including construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage bonds are issued pursuant to a trust indenture and typically mature serially over a period from 6 months to as long as 25 years, but bonds may be issued with maturities of up to 30 years. Church mortgage bonds are typically secured by a First Trust Deed on the Borrower's real property.

Church mortgage bonds are issued in $1,000 denominations and pay either simple or compound interest at varying rates, with the earliest maturing bonds having the lowest rates. The Fund intends to buy only simple interest church mortgage bonds. The Fund will invest only in church mortgage bonds that are senior to other obligations of the issuer. Church mortgage bonds are typically registered for public trading, although their trading market is thin.

The Fund may invest up to 20% of its net assets, plus borrowings for investment purposes, in church mortgage loans. Church mortgage loans are loan obligations of Borrowers issued for various purposes, including construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage loans may have maturities ranging from one year to 25 years or longer. Church mortgage loans are typically secured by a first trust deed on the Borrower's real property but may also include loans collateralized by church mortgage bonds. Church mortgage loans are likely to be less liquid than church mortgage bonds. The Fund may purchase participation interests in church mortgage loans, but may, at times, purchase the entirety of a loan.

The Fund may also, under normal market conditions, invest up to 20% of its net assets, plus borrowings for investment purposes, in short-term, high quality debt securities, including money market funds. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

An investment in the Fund is not a balanced investment program and does entail a number of risks, which are outlined below and described more fully under "Special Risk Considerations."

Risks of Leverage. The Fund may "leverage" its assets by borrowing money to make portfolio investments. Interest payments on borrowed funds may reduce the Fund's yield. Also, the Fund's obligations to its borrowers would have priority over its obligation to pay dividends on Shares and would have priority in the event of a liquidation. Additionally, use of leverage would magnify the effect of a decline in the value of the Fund's portfolio securities.

Borrower Credit Risk. Investing in church mortgage bonds and church mortgage loans does involve investment risk, and some Borrowers may default on their church mortgage bond and church mortgage loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of church mortgage bonds and church mortgage loans and through careful analysis and monitoring of Borrowers. Nevertheless, you should expect that the Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors. The Fund does not intend to purchase securities deemed by the Adviser to be lower than investment grade (i.e., rated BBB or Baa by Standard & Poor's Corporation or Moody's Investor Service, respectively). If the quality of an instrument held by the Fund deteriorates, the Adviser will determine what action to take in the best interests of the Fund and its shareholders.

No Active Trading Market. There is no active trading market for church mortgage bonds or church mortgage loans. Thus, these instruments are difficult to value. They also cannot be readily sold to raise cash, which may require the Fund to borrow to satisfy repurchase requests. There is also no active trading market for the Fund's Shares.

Interest Rate and Maturity Risk. Obligations in which the Fund may invest will have varying maturities which may be as long as 30 years. If interest rates rise generally, rates of return on obligations held by the Fund would become less attractive and the value of obligations held by the Fund, and the Fund's Shares, would decline. This risk tends to increase the longer the term of the obligation. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Prepayment Risk. Although the Fund expects that the average maturity of its church mortgage bonds and church mortgage loans, as of the date of their issuance, will be about 20 years, historical experience in this market (which may not hold true for the future) suggests that many of these obligations are likely to be prepaid. In a falling interest rate environment, this would require the Fund to reinvest the prepayment proceeds in lower-yielding obligations.

Recently Organized Fund. The Fund is a recently organized Delaware statutory trust. There is no assurance the Fund will be successful in meeting its investment objective. There is also no assurance that the Fund will develop in a manner that makes continuance of its operations economically prudent, in which case the Fund's Board of Trustees may determine to close or liquidate the Fund, or to alter the Fund in some way. In addition, the Adviser's experience in managing a closed-end interval fund such as the Fund and in investing in church mortgage bonds or church mortgage loans is limited to the period of its management of the Fund..

Hedging Transactions. The Fund may engage in hedging and risk management transactions involving derivative instruments. These transactions may not achieve their intended purpose and involve costs and special risks. See "Special Risk Considerations."

Cash Investment Risk. The Fund may invest up to 20% of its net assets in high-quality short-term debt securities, including money market funds, under normal market conditions, and up to 100% of its assets for temporary defensive purposes. These instruments are normally lower-yielding than the Fund's church mortgage bond and church mortgage loan investments and will reduce the Fund's yield. See also, "Investment in Other Investment Companies".

Concentration Risk. The Fund will invest principally in church-related obligations that are collateralized by interests in real property. It will thus be exposed to negative developments affecting church-related institutions, as well as negative developments affecting real property generally. Such developments could include changes in tax law or government policies, and interest rate and other general economic changes.

Conflicts of Interest. The Adviser will retain Strongtower Financial to provide information regarding the creditworthiness of issuers of church mortgage bonds and church mortgage loans the Fund holds or is considering for purchase. This information will assist the Adviser in determining which instruments the Fund will purchase and will be used by the Adviser as a factor in arriving at valuations for these instruments. Because of Strongtower Financial's significant interest in the church mortgage bond and church mortgage loan markets (see "Church Mortgage Bonds - Church Mortgage Bond Market," below), it may be inclined to interpret information about particular issuers more positively than would an independent third party who had no stake in that market. On the other hand, Strongtower Financial may also facilitate secondary market trading of instruments the Fund wishes to sell. If Strongtower Financial purchases instruments, as principal or agent, from the Fund, its interest as a potential purchaser or agent for a purchaser may conflict with its interest in supporting the prices for the instruments. Strongtower Financial is one of several dealers with which the Fund's distributor has entered into a selected dealer agreement. Pursuant to that agreement, Strongtower Financial would be entitled to receive sales load reallocations, if any, with respect to sales of Fund shares to its customers (there is currently no sales charge), and may also receive fees under the Fund's Service Plan with respect to those customers. (See "Service Plan," below.)

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, a quarterly repurchase offer, or is not successful in having those Shares repurchased in a quarterly repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Investment in Other Investment Companies. The Fund may invest in shares of other investment companies, particularly in money market funds.("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to the Adviser will not be proportionally reduced.

Other Risks. The Fund may enter into repurchase agreements, lend its portfolio securities and purchase securities on a "when issued" and "delayed delivery" basis. Each of these practices entails costs and special risks. See "Special Risk Considerations" for a discussion of these and other risks.

Share Repurchases. The Fund will make quarterly offers to repurchase an amount not less than 5% nor more than 25% of its outstanding Shares at their then current net asset value per Share. For each repurchase offer, subject to the foregoing limits, the Fund's Board of Trustees will determine the percentage of the Fund's outstanding Shares that the Fund will offer to repurchase. For shares accepted for repurchase that have been held less than five years, the Fund will impose a 1% repurchase fee to compensate the Fund for expenses directly related to the repurchases. This fee is limited to a maximum of $500.00 per shareholder for Shares tendered in a particular repurchase offer. Although the Fund, as a fundamental policy, will make quarterly repurchase offers for Shares at net asset value, you may not be able to sell all of the Shares you desire to sell if the number of Shares tendered in connection with a repurchase offer exceeds the number of Shares the Fund has offered to repurchase.

Applicable legal provisions require the Fund to maintain sufficient liquidity to honor the terms of repurchase offers. The Fund's policies permit it to invest up to 20% of its net assets, plus borrowings for investment purposes, in high-quality, short-term debt securities with remaining maturities of one year or less, including through investment in money market funds. These securities are highly liquid. To the extent these liquid assets yield a lower return than the Fund's principal investments, overall yield will be reduced. Other sources of cash to honor repurchase requests include interest payments on the Fund's portfolio investments, the proceeds of periodic sales of additional Shares and cash raised through borrowing. Borrowings entail additional risks. (See "Special Risk Considerations.")

Investment Adviser. Capstone Asset Management Company ("CAMCO" or, in such capacity, "Adviser") is the Fund's investment adviser. See "Management of the Fund."

Administrator. CAMCO serves as the Fund's administrator (in such capacity, the "Administrator"). See "Management of the Fund."

Fees to Adviser and Administrator. The Fund will pay CAMCO a fee monthly for its investment advisory services to the Fund at a maximum annual rate of 0.45% based on the Fund's average daily net assets. The Fund will pay CAMCO a monthly fee for its administrative services to the Fund, at a maximum annual rate of 0.075% based on the average daily net assets of the Fund. See "Management of the Fund."

Service Plan. Pursuant to the Fund's Service Plan, the Fund pays CAPCO a monthly service fee at an annual rate of 0.25% of the Fund's average daily net assets for certain shareholder support services. Out of this fee, CAPCO may make monthly payments to Service Organizations (including brokers, dealers, financial services firms and CAPCO itself) that provide personal services and/or maintenance of shareholder accounts, at an annual rate not to exceed 0.25% of the average daily net asset value of such accounts. See "Purchasing Shares of the Fund -- Service Plan."

Distributions. The Fund plans to make monthly distributions of substantially all net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Net capital gains, if any, will be distributed at least annually.

Dividend Reinvestment Plan. You may elect to have your dividends and capital gains distributions automatically reinvested in additional Shares purchased from the Fund at the net asset value per Share. If you do not elect to participate in this dividend reinvestment plan, you will receive distributions in cash.

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FINANCIAL HIGHLIGHTS_______________________________________________

The following table of financial highlights is intended to help you understand the financial performance of the Fund for the period from its inception, October 4, 2005, through the end of its fiscal year ended September 30, 2006. The per share data reflects financial results for a single Fund Share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Briggs, Bunting & Dougherty, LLP, whose reort, along with the Fund's financial statements, is included in the Fund's annual report for the period ended September 30, 2006, which is available on request. (See the first page of this Prospectus.)

The following table sets forth the per share operating performance data, the total return ratio, and other data for a share outstanding for the period
October 4, 2005 (Commencement of Operations) to September 30, 2006.

Net Asset Value Per Share, Beginning of Period (a)	$ 24.19
Income From Investment Operations:
Net Investment Income (b)	1.50
Net Losses on Investments (unrealized)	(0.50)
Total from Investment Operations	1.00

Distributions from:
Net Investment Income	(1.22)
Total Distributions	(1.22)
Repurchase Fees	-	(g)

Net Asset Value Per Share, End of Period (a)	$ 23.97

Market Value (c)	$ -

Total Return (not annualized) (d)	4.24%

Ratios/Supplemental Data:
Net Assets - End of Period (Thousands)	4,540
Ratio of Expenses to Average Net Assets
Before Expense Reimbursements (e) (h)	11.29%
After Expense Reimbursements (f) (h)	1.00%
Ratio of Net Investment Income to Average Net Assets
Before Expense Reimbursements (h)	-4.04%
After Expense Reimbursements (h)	6.25%
Portfolio Turnover Rate	-

(a) Price does not include sales charge.
(b) Amount calculated based on average shares outstanding throughout the year.
(c) There is no established secondary market for the Fund's shares.
(d) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees
Dividends are assumed to be reinvested at the Fund's net asset value
(e) The expense ratio before reimbursements includes organization and issuance cost of 5.85%, fees accrued under the Fund's Service Plan of .25% (all of which was voluntarily waived by the Distributor)
and income taxes of 2.25% ( all of which was voluntarily reimbursed by the Advisor).
(f) The expense ratio after reimbursements is net of expenses waived or reimbursed under the Fund's expense limitation agreement with the Advisor of 7.79%, service fees voluntarily waived by the
Distributor of .25% and income taxes voluntarily reimbursed by the Advisor of 2.25%
(g) Rounds to less than $.005 per share.
(h) Annualized

THE FUND

The Fund is a non-diversified, closed-end management investment company. It was formed as a Delaware statutory trust on October 28, 2004. The Fund's principal office is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057 and its telephone number is 800-262-6631.

USE OF PROCEEDS

The net proceeds from the sale of the Shares will be invested in accordance with the Fund's investment objective and policies. The Fund expects that it ordinarily will be able to invest the net proceeds from the sale of Shares in church mortgage bonds and church mortgage loans within approximately 30 days of receipt. Pending such investment, proceeds will be invested in liquid short-term high-quality debt instruments, including money market funds.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide a high level of current income. It will seek to achieve this objective primarily through investment in church mortgage bonds. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

Church Mortgage Bonds

Church mortgage bonds are corporate debt securities issued by non-profit organizations that have a stated Christian mission, including local churches, denominations and associations, educational institutions, para-church and other Christian mission-related organizations ("Borrowers") for purposes including construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage bonds are issued pursuant to a trust indenture. They typically pay interest semi-annually and mature serially over a period from 6 months to as long as 30 years. A First Trust Deed on the Borrower's real property normally secures these bonds. Because church mortgage bonds do not have an active secondary market and are illiquid, they are typically issued with yields that are higher than those of corporate bonds of similar credit quality and maturity.

Interest Rates and Maturity. When interest rates rise, the values of already-issued fixed income securities generally decline. When interest rates fall, the values of already-issued fixed income securities generally rise. The Fund expects that its church mortgage bonds will generally have stated maturities ranging from 15 to 30 years, although the Fund has no policy limiting the maturity of church mortgage bonds that it purchases. The Fund estimates that the stated maturity of its church mortgage bond portfolio will average approximately 20 years, although this average maturity will be reduced to the extent obligations held by the Fund are prepaid. Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. See "Special Risk Considerations -- Interest Rate and Maturity Risk," below.

Protective Provisions of Church Mortgage Bonds Church mortgage bonds are secured by a deed of trust on the issuer's real property held by the trustee in accordance with an indenture of trust. The Fund intends to purchase church mortgage bonds secured by a first priority mortgage lien. In addition, Borrowers pledge revenues from all sources as may be necessary to pay debt service on the church mortgage bonds. Borrowers are typically required to maintain a sinking fund that covers from one month to one year of debt service payments. Borrowers also agree to restrictive covenants that limit the activities of the Borrower. These covenants may include limits on indebtedness, minimum required insurance, maintenance of improvements and financial reporting requirements. Breach of certain covenants is an event of default and, if not waived by the trustee, may give the trustee the right to accelerate principal and interest payments, possession and sale of the real property.

Borrowers. The Fund generally invests in a church mortgage bond if, in the Adviser's judgment, the Borrower can meet its payment obligations. When evaluating a Borrower, the Adviser considers many factors, including the Borrower's past and future projected financial performance and its credit quality (see below). The Adviser also considers a Borrower's management, collateral and geographic location. Although the Adviser will use its best judgment in selecting church mortgage bonds, there can be no assurance that such analysis will disclose factors that may impair the value of a church mortgage bond. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Special Risk Considerations -- Borrower Credit Risk." If the credit quality of an instrument held by the Fund (or that it has purchased on a "when issued" or "delayed delivery" basis) declines, the Adviser will determine what action to take in the best interests of the Fund and its shareholders.

Credit Quality. Church mortgage bonds and church mortgage loans are not rated by nationally recognized statistical rating organizations ("NRSROs") or other independent parties. The Adviser has therefore retained Strongtower Financial, a major underwriter of church mortgage bonds, to provide ongoing credit analyses of Borrowers whose obligations are held by the Fund. (Strongtower Financial, located at 7120 N. Whitney Avenue, Suite 105, Fresno, CA 93072-0153, is a registered broker-dealer and investment adviser.) (See "Church Mortgage Bond Market" and "Special Risk Considerations - Conflicts of Interest," below.) These analyses, as well as other research, are used by the Adviser in determining the credit quality of Fund investments in connection with valuing these instruments for purposes of Fund net asset value calculations. The Fund does not intend to invest in obligations that the Adviser deems to be comparable to instruments rated "below investment grade" by an NRSRO, but the Fund may invest in obligations deemed to be of a quality comparable to instruments rated BBB or Baa by Standard & Poor's Corporation or Moody's Investor Service, respectively. See "Special Risk Considerations - Borrower Credit Risk," below.

Although published statistics are not available on the church mortgage bond market, according to various industry sources the default rate on church mortgage bonds compares favorably with investment grade corporate bonds. There can be no assurance that this will continue or that it will be comparable to the Fund's experience.

Church Mortgage Bond Market. Investors should be aware that the church mortgage bond market is not large. The church mortgage bond market is part of the overall church mortgage market, which is estimated at $30 to $40 billion annually. Of that larger market, however, the total principal amount of church mortgage bond financings in 2003, as reported by the principal financing fiduciaries operating in this market, was only about $650 million; for the first nine months of 2004, the principal amount was around $500 million. Individual issues range from $250,000 to $30 million in principal amount. There is limited availability of new church mortgage bond issues, as well as a very limited secondary market for church mortgage bonds. Strongtower Financial underwrites about one-third to one-half of church mortgage bonds. There are about a dozen other organizations that also underwrite church mortgage bonds. Strongtower Financial is thus a major underwriter for church mortgage bonds. Because of Strongtower Financial's prominence in the market, it is anticipated that a substantial portion of the Fund's church mortgage bond investments will be instruments that are underwritten by Strongtower Financial. Strongtower Financial is also one of the few organizations that trades these instruments, although the market is currently quite limited. Because of Strongtower Financial's expertise in this market, and because there are no nationally recognized statistical rating organizations ("NRSROs") that provide credit ratings for church mortgage bonds, the Adviser has retained Strongtower Financial to provide the Adviser, with church mortgage bond market and church loan market research, as well as with ongoing credit analyses of its church mortgage bond and church mortgage loan investments. (See "Special Risk Considerations - Conflicts of Interest.")

Church Mortgage Loans

The Fund may invest up to 20% of its net assets in certain senior debt in the form of church mortgage loans. The Fund will purchase a church mortgage loan only if (i) the loan represents the only form of senior debt financing of the Borrower or (ii) the loan is pari passu in the capital structure with other senior debt securities of the Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar to, or more favorable to the Fund than, other obligations of such Borrower. Church mortgage loans are generally arranged through private negotiations between a Borrower and one or more financial institutions, one of which may act as agent with primary responsibility for negotiating the terms of the loan and for ongoing administration of the loan. It is expected that Strongtower Financial will have played a negotiating role in a substantial portion of any church mortgage loans in which the Fund may invest. (See "Special Considerations - Conflicts of Interest.") The discussions of "Interest Rates and Maturity," "Borrowers" and "Credit Quality" for church mortgage bonds, above, are applicable also to church mortgage loans.

Pricing

Because the market for church mortgage bonds and church mortgage loans is not liquid, there are not readily available pricing sources for these instruments. Therefore, the Fund will price its church mortgage bonds and church mortgage loans, for purposes of determining the value of its net assets, by using a matrix formula that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality (as determined by the Adviser), rates on the church bond new issue market and bid/ask spreads.

Fund Borrowings and Leverage

The Fund may from time to time borrow money on a secured or unsecured basis at variable or fixed rates. The Adviser expects that the Fund will do so to remain fully invested after accounting for anticipated cash infusions from the prepayment of church mortgage loans and church mortgage bonds and the sale of Shares, and cash outflows from the fulfillment of settlement obligations and the quarterly repurchases of Shares. The Fund may also borrow and issue debt securities for the purpose of acquiring additional income-producing investments ("leveraging"), consistent with its investment objective and policies, when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. (See "Special Risk Considerations - Fund Borrowings and Leverage; Issuance of Debt Securities," below.)

Other Important Investment Policies

During normal market conditions, the Fund may invest up to 20% of its net assets, plus proceeds of borrowings for investment purposes, in high quality, short-term debt securities with remaining maturities of one year or less, as well as in church mortgage loans. These short-term debt obligations, which may be purchased directly or through investment in money market funds, may include: commercial paper rated in at least the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated, or a short-term credit rating, in at least such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and other high quality short-term debt instruments.. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of church mortgage bonds and church mortgage loans, up to 100% of its assets in cash and such high quality, short-term debt securities and money market funds.

SPECIAL RISK CONSIDERATIONS

An investment in Fund Shares involves a number of risks. Consider the following carefully before you invest.

No Trading Market for Shares. The Fund is a non-diversified closed-end investment company designed for long-term investors. The Fund does not intend to list the Fund's Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are illiquid. Although the Fund, as a fundamental policy, will make repurchase offers quarterly, applicable law permits the Fund's Board to suspend or postpone a repurchase offer if the offer would cause the Fund to lose its status as a registered investment company or in other limited circumstances. During any period in which the Fund's Board of Trustees suspends or postpones the Fund's repurchases of its Shares, you may not be able to sell your Shares. Even when the Fund does make repurchases, there is no guarantee that you will be able to resell to the Fund all of the Shares that you desire to sell at any particular time.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for Borrowers. In the absence of other sources of church mortgage bond and church mortgage loan research, the Adviser will retain Strongtower Financial to provide research regarding the nature of the church mortgage bond and church mortgage loan market and regarding Borrower credit quality on an ongoing basis. Strongtower Financial, which is also a principal underwriter for church mortgage bonds, may have conflicts of interest in providing credit quality research for these bonds. (See "Conflicts of Interest.")

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of Shares. An economic downturn or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its Shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws,

could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per Share. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of church mortgage bonds and church mortgage loans and in the Fund's net asset value.

In the event of bankruptcy, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the church mortgage bond or church mortgage loan.

The Fund may invest in obligations that may be deemed by the Adviser to be comparable to instruments rated BBB or Baa by Standard & Poor's Corporation or Moody's Investor Service, respectively. Such obligations may have speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include, but are not limited to, a greater risk of borrower default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's Shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Fund Borrowings and Leverage; Issuance of Debt Securities. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful. The costs of borrowing may exceed the return on the purchased investments. Moreover, such a strategy, although it increases investment opportunity, also exposes the Fund to more risk, since leveraging tends to magnify the effects of market losses.

Under applicable law and regulatory interpretation, the Fund will be required to maintain asset coverage of at least 300% with respect to its borrowings (other than certain bank borrowings and temporary borrowings), as well as to any issuance of senior securities representing indebtedness. The coverage requirement would apply immediately following any such borrowing or issuance and on an ongoing basis. The Fund may not declare dividends or repurchase Shares unless these asset coverage requirements are met, except that the Fund would be permitted to declare dividends on preferred stock (if any) if its asset coverage for applicable borrowings and senior securities representing indebtedness is 200%. If asset coverage remains less than 100% for twelve consecutive calendar months, holders of senior securities representing indebtedness are entitled to elect at least a majority of the Fund's trustees until asset coverage of 110% is maintained for three consecutive calendar months. Applicable regulations require that the provisions of any senior securities or indebtedness arrangements entered into by the Fund provide for such securities or indebtedness to be redeemed, called or repaid if necessary to honor both the terms of repurchase offers and applicable asset coverage requirements. The Fund's inability to make distributions as a result of the asset coverage requirements, however, could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Fund may be required to dispose of portfolio investments on unfavorable terms (to repay borrowings) if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The Fund may also borrow for temporary, extraordinary or emergency purposes. Lenders and holders of senior securities will have priority over holders of Shares to the Fund's assets.

Concentration Risk. Because the Fund will invest principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Conflicts of Interest. The Adviser will retain Strongtower Financial to provide information regarding the creditworthiness of issuers of church mortgage bonds and church mortgage loans the Fund holds or is considering for purchase. This information will assist the Adviser in determining which instruments the Fund will purchase and will be used by the Adviser as a factor in arriving at valuations for these instruments. Because of Strongtower Financial's significant interest in the church mortgage bond and church mortgage loan markets, it may be inclined to interpret information about particular issuers more positively than would an independent third party who had no stake in that market. On the other hand, Strongtower Financial may also facilitate secondary market trading of instruments the Fund wishes to sell. If Strongtower Financial purchases instruments, as principal or agent, from the Fund, its interest as a potential purchaser or agent for a purchaser may conflict with its interest in supporting the prices for the instruments. Strongtower Financial will be one of several dealers with which the Fund's distributor will enter into a selected dealer agreement. Pursuant to those agreements, Strongtower Financial and such other dealers would be entitled to receive sales load reallocations, if any, with respect to sales of Fund shares to their customers (there is currently no sales charge), and may also receive fees under the Fund's Service Plan with respect to those customers. (See "Service Plan," below.)

Preferred Stock. Although the Fund has no present plans to do so, the Fund may in the future issue preferred stock, which may have certain priorities over the Shares offered by this prospectus, including preferences with respect to payment of dividends. Holders of preferred stock would also have the right to be represented by specified trustees on the Fund's Board of Trustees and, under certain circumstances, the right to elect a majority of the trustees.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single Borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company. See "Taxation".

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, a quarterly repurchase offer, or is not successful in having those Shares repurchased in a quarterly repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Additional Investment Practices and Special Risks

The Fund may: invest in options, make margin deposits on futures and engage in other interest rate hedging and risk management transactions; lend portfolio holdings; purchase and sell church mortgage bonds and other securities on a "when issued" or "delayed delivery" basis; and use repurchase and reverse repurchase agreements. These investment practices involve risks. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result. Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Fund, the Fund is not deemed to be a "commodity pool" and the Adviser is not deemed to be a "commodity pool operator" under the Commodity Exchange Act and the Fund and the Adviser are not subject to registration or regulation as such under the Commodity Exchange Act.

Interest Rate Hedging and Other Risk Management Transactions. The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes, including against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distribution. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the

Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed, and the Fund may invest in any such products to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"When Issued" and "Delayed Delivery" Transactions. The Fund may also purchase and sell interests in church mortgage bonds and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions from the date the Fund commits to purchase the securities to the date that the Fund actually takes delivery of such interests or securities. However, when the Fund purchases on a "when issued" or "delayed delivery" basis, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will earn income on such liquid securities. The purchase price of securities purchased on a "when issued" or "delayed delivery" basis is fixed at the time of commitment. The value of these securities is, however, subject to market fluctuation between the time the Fund commits to purchase and the date it receives the securities; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. The Fund will enter into "when issued" or "delayed delivery" transactions on when the Adviser believes the transaction is attractive for the Fund relative to other possibilities at the time.

Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets that may be used to participate in repurchase agreements.

Reverse Repurchase Agreements.   The Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

TAXATION

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. As a trust, the Fund will not be subject to any excise or income taxes as long as it qualifies as a regulated investment company for federal income tax purposes and meets certain distribution requirements.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, it would be taxed as an ordinary corporation on its taxable income (even if such income was distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders. Current tax law contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates apply to long-term capital gains from sales or exchanges in taxable years ending on or after May 6, 2003 and cease to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in Church Mortgage Bonds and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains, however. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below.

It is possible that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to a tender offer will be disclosed in the related offering documents.

Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates. As a consequence of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) for taxable years ending on or after May 6, 2003, 15% for capital assets held for more than one year or (iii) for taxable years beginning after December 31, 2008, 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

General. The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

MANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund's Board of Trustees.

The Adviser

Capstone Asset Management Company ("CAMCO" or "Adviser"), a wholly-owned subsidiary of Capstone Financial Services, Inc., located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser for the Fund. CAMCO provides investment management and administrative services to other mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus, CAMCO manages nearly $3.0 billion in assets.

Investment Advisory Agreement. Subject to the authority of the Board of Trustees, the Adviser and the Fund's officers supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund requires the Adviser to supply investment research and portfolio management. The Adviser's responsibilities include, but are not limited to:

•	selecting which securities the Fund should purchase, hold or sell;
•	choosing the brokers through which the Fund will execute its portfolio transactions;
•	furnishing offices, necessary facilities and equipment; and
•	permitting the use of its officers and employees to serve without compensation as Trustees and officers of the Fund.

As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.45% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion. A discussion of the basis for the Board's initial approval of the Fund's investment advisory agreement is contained in the Statement of Additional Information. The basis for subsequent continuations of the advisory agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Portfolio Managers

The Fund's portfolio manager is Donald McFadden. Mr. McFadden is a Senior Vice President of CAMCO, where he has provided investment management and administrative services for 10 years. Additional information about Mr. McFadden concerning compensation, other accounts managed, and ownership of Fund securities is contained in the Statement of Additional Information ("SAI").

The Administrator

CAMCO acts as administrator for the Funds. For its services as administrator, CAMCO receives a monthly fee from the Funds calculated in aggregate at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.

Expense Limitation Agreement

Pursuant to an expense limitation agreement with the Fund, CAMCO has agreed, for a period of three years from October 3, 2005 (which may be extended but not shortened without consent of the Fund) to bear the Funds ordinary operating expenses to the extent they exceed 1.00% of the Fund's average daily net assets. Ordinary operating expenses include but are not limited to the Fund's investment advisory and administration fees and fees to other Fund service providers, but exclude payments under the Service Plan, interest, taxes, brokerage commissions, extraordinary expenses (such as litigation) and other expenses not incurred in the ordinary course of the Fund's business. The Fund does not consider fees and expenses charged by other funds in which it invests to be fund operating expenses subject to the 1.00% limit. In the event the Fund's estimated annualized expenses fall below 1.00% of average daily net assets on any day, CAMCO will be entitled to be reimbursed to the extent of its prior unreimbursed fee waivers/reductions or other payments, provided such reimbursements do not cause the Fund's expenses to exceed 1.00% for that day.

DISTRIBUTIONS

The Fund's present policy is to declare and pay monthly distributions to shareholders of substantially all of the Fund's net investment income. Distributions cannot be assured, and the amount of each monthly distribution is likely to vary. The Fund's net capital gains, if any, generally will be distributed at least annually. You may elect to have income dividends and capital gains distributions automatically reinvested in additional Shares. See "Dividend Reinvestment Plan."

Dividend Reinvestment Plan. The Fund pays dividends from its net investment income and distributions from any net realized capital gains in additional Shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 -- receive income dividends in cash and capital gains distributions in additional Fund Shares; or

Option # 2 -- receive all income dividend and capital gains distributions in cash; or

Option #3 -- receive capital gain distributions in cash and income dividends in additional Shares

All correspondence concerning the dividend reinvestment plan should be directed to Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031; phone, 1-800-595-3144. Please call if you have questions regarding the Plan. See "Dividend Reinvestment Plan" in the Statement of Additional Information.

REPURCHASE OF SHARES

As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to have their Shares repurchased by the Fund on a quarterly basis. The time and dates by which repurchase offers must be accepted ("Repurchase Request Deadline") are 4:00 p.m. Eastern time on the last business day of each calendar quarter.

The Fund is required to offer to repurchase between 5% and 25% of its outstanding Shares with each repurchase offer. For each repurchase offer, subject to the foregoing limits, the Board of Trustees will determine the percentage of the Fund's outstanding shares that the Fund will offer to repurchase. The Fund may not repurchase more than 25% of its outstanding Shares during any calendar quarter. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Payment for all Shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline, if, on or immediately following the Repurchase Request Deadline, it appears that the use of such NAV is not likely to result in significant dilution of the NAV either of shares tendered for repurchase or shares that are not tendered. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date. If the tendered Shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered Shares has settled. All correspondence concerning the repurchase offer should be directed to Capstone Church Bond Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031. Please call them at 1-800-595-3144 if you have questions regarding a repurchase offer.

At least 21 and no more than 42 calendar days prior to the Repurchase Request Deadline the Fund will mail written notice to each shareholder announcing the repurchase offer and setting forth (a) the number of Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase (including fees), and (c) the procedures for shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Shares until a subsequent repurchase offer.

If more Shares are tendered for repurchase than the Fund has offered to repurchase, the Board of Trustees may, but is not obligated to, increase the number of Shares to be repurchased by 2% of the Fund's Shares outstanding. If there are still more Shares tendered than are offered for repurchase, Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation procedures in two situations: (a) the Fund may accept all Shares tendered by persons who own in the aggregate not more than a specified number of Shares (not to exceed 100 Shares), of which all are tendered, before prorating Shares tendered by others; or (b) the Fund may accept by lot Shares tendered by shareholders who tender all Shares held by them and who, when tendering, elect to have either all (or at least a minimum amount) or none accepted; however, the Fund first must accept all Shares tendered by shareholders who do not make this election. Because of the foregoing, shareholders may be unable to liquidate all or a given percentage of their Shares and some shareholders may tender more Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of Shares. Shareholders may withdraw Shares tendered for repurchase at any time prior to the repurchase request deadline.

Although the Board of Trustees believes that repurchase offers for the Shares generally would increase the liquidity of the Shares, the repurchase of Shares by the Fund will decrease the total assets of the Fund and, therefore, increase the Fund's expense ratio, unless repurchases are offset by sales of Shares. Because of the nature of the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate Share repurchases. As a result, the Fund may be required to increase the amount of its portfolio invested in cash or short-term investments, including money market funds, in anticipation of repurchase offers or to borrow money in order to finance repurchases. Cash and short-term investments generally produce a lower return than investments in church mortgage bonds and church mortgage loans, and borrowing involves costs and expenses.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Fund's Trustees, including a majority of the independent Trustees.

Repurchase Fee. A repurchase fee in the amount of 1% of the net asset value of Shares repurchased, limited to a maximum fee of $500.00 per shareholder per repurchase, will be charged in connection with the Shares held for less than five years which are accepted by the Fund for repurchase pursuant to repurchase offers. The repurchase fee is designed to recover repurchase offer expenses. The repurchase fee will be not be imposed on Shares accepted for cash tender from a record holder that are (a) owned by such holder and were purchased more than five years prior to tender, and (b) owned by such holder and were acquired through reinvestment of distributions. The repurchase fee will be paid to the Fund. In determining whether a repurchase fee is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares and/or from Shares purchased with reinvested distributions.

Involuntary Repurchase of Small Accounts. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right, upon 30 days' written notice to shareholders with accounts worth less than the applicable minimum investment amount (unless the account value resulted from a decline in the Fund's NAV per Share), to liquidate those accounts at the time of the next quarterly repurchase of Shares unless the account is increased above the applicable minimum investment. No repurchase fee will be imposed on Shares liquidated under this provision.

DESCRIPTION OF SHARES

The Fund is a Delaware statutory trust organized on October 28, 2004.

The Fund's Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common or preferred Shares of beneficial interest with such par value,

or no par value as the Trustees shall determine. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares. The Fund currently offers one class of common shares -- the Shares. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Shareholders will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Declaration of Trust also authorizes the Fund to borrow funds or other property and in this connection to issue notes or other evidence of indebtedness. Under applicable law, the terms of any borrowings may limit the payment of dividends to holders of Shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, whether due, accrued or anticipated, the Trustees may distribute the remaining assets of the Fund among shareholders.

The Fund does not intend to hold meetings of shareholders except as required by applicable law. At meetings, Shares of the Fund entitle their holders to one vote per Share

The Shares do not have preemptive, subscription, conversion or cumulative voting rights, and are not liable for further calls or assessments. The Fund will not issue Share certificates.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares.

The following table shows the amounts of Fund Shares that have been authorized and are outstanding as of January 24, 2007:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Common Stock	2,000,000	None	310,320

PURCHASING SHARES OF THE FUND

The Fund offers Shares on each day on which both the New York Stock Exchange and the U.S. bond markets are open for trading ("Business Day") through CAPCO, the principal underwriter, whose offices are located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. Thus, the Fund does not offer its shares on weekends, national holidays, Good Friday, Columbus Day and Veteran's Day.

The Shares are also offered through members of the NASD or eligible non-NASD members who are acting as brokers or agents for investors ("broker-dealers"). The Fund reserves the right to terminate or suspend the offering of its Shares at any time without prior notice.

Except as discussed below under "Investments by Tax-Sheltered Retirement Plans," the minimum initial investment in the Fund is $2,000 and minimum subsequent investment is $100.

The Shares will be offered by the Fund at the public offering price next computed after the Fund receives the order. The public offering price for the Fund's Shares will generally be determined as of the close of the NYSE on each Business Day. Thus, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day.

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Funds. Shareholders purchasing Shares through their broker-dealers should consult with such broker-dealers concerning payment requirements.

Through the Distributor. Shares purchased directly through the Fund's Shareholder Service Agent may be made by mailing a completed Investment Application with a check or other negotiable bank draft payable to Capstone Church Bond Fund to the Fund's Shareholder Service Agent:

Shareholder Service Agent Address
Capstone Church Bond Fund
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031

Remember to make your check for at least any applicable minimum noted above. Payment for all orders must be received by the Shareholder Service Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the stockholder's address of record.

Investing By Wire. You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire, you must first call the Funds' Shareholder Service Agent 1-800-595-3144 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire with a completed Investment Application. An application may be obtained by calling 1-800-262-6631. Mail the application to the Shareholder Service Agent 's address (see above).

Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and your Fund account number.

Telephone Investment

After you have opened your account, you may make additional investments by telephone unless declined on the Investment Application. You may place a telephone order by calling the Shareholder Service Agent at 1-800-595-3144.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Shareholder Service Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-595-3144. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see "Investing by Wire," above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Fund Shares, you may arrange to make regular monthly investments of at least $100 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Sheltered Retirement Plans

Shares are available for purchase in connection with certain types of tax-sheltered retirement plans, including traditional and Roth individual retirement accounts ("IRAs"),

Simplified Employee Pension Plans ("SEP's"), other pension and profit sharing plans, 401(k) plans or Section 403(b)(7) plans, and Coverdell Education Savings Accounts. Documents and forms containing detailed information regarding these plans are available from CAPCO or your broker-dealer. For more information, call 1-800-262-6631.

The purchase of Shares may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

The illiquid nature of the Shares may affect the nature of distributions from tax-sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax-sheltered retirement plans. Shareholders considering establishing a retirement plan or purchasing any Shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

General Purchase Information

Payment for Shares purchased directly through the Fund's Shareholder Service Agent ordinarily must be received at the time the order is placed. Shareholders purchasing Shares through their broker-dealers should consult with such broker-dealers concerning payment requirements. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order.

Pursuant to a waiver by CAPCO, the Fund's distributor, no sales charge is imposed on sales of Fund shares through January 28, 2008. After that date, a sales charge may become applicable.

Automatic Investment. Once an investor has opened an account in the Fund with the minimum $2,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the automatic investment application available from the transfer agent, the Fund, such investor's broker or dealer or CAPCO. Once the transfer agent has received this application, such investor's checking account at his designated bank will be debited each month in the amount authorized by such investor to purchase Shares of the Fund. Once enrolled in the automatic investment program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

PLAN OF DISTRIBUTION

Capstone Asset Planning Company ("Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' Shares pursuant to a written agreement with the Fund dated October 3, 2005 ("Distribution Agreement"). The Distributor has the exclusive right (except for distributions of Shares directly by the Fund) to distribute Shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency arrangement under which the Distributor is required to take and pay for only such Fund Shares as may be sold to the public. The Distributor is not obligated to sell any stated number of Shares.

Edward L. Jaroski is President and a trustee of the Fund and is President and a director of CAMCO and of the Distributor and also serves as President and director of Capstone Financial Services, Inc. Some other officers of the Company are also officers of CAMCO, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case (a) by the Fund's Board of Trustees or by a vote of a majority of the Funds' outstanding voting securities and (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

Sales charges on Fund Shares are waived through January 28, 2008.

The Fund has adopted a Service Plan ("Plan") for the Fund which will permits the Fund to compensate the Distributor and others for the provision of certain services to the Fund's shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications, transmitting to the Fund's Transfer Agent information on all transactions by customers and answering customers' questions concerning the Fund and their transactions with the Fund.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of the Fund. Subject to these limits, the Distributor may reallow amounts to Service Organizations (which may include the Distributor itself), such reallowances to be amounts up to 0.25% of the average net asset value of Shares of the Fund held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis.

The Plan and related agreements have been approved by a vote of the Fund's Board of Trustees and by a vote of the trustees who are not "interested persons" of the

Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan ("Plan Trustees"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the trustees, including a majority of the Plan Trustees. In determining whether to adopt or continue the Plan, the trustees will request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its shareholders. Any change in the Plan that would materially increase the expenses to be paid requires approval by shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.

The Fund may apply for an exemptive order from the SEC that would permit Plan fees to be used for distribution-related expenses as well as service expenses. If such an order is obtained, the amount of the Plan fee would not change.

Other Information

Privacy Policy. The Fund has adopted a policy concerning investor privacy which is distributed with this Prospectus.

Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of Shares of the Fund and of securities in the Fund's investment portfolios, are held by Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as custodian.

Shareholder Service Agent. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031, is the fund's Shareholder Service Agent.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent registered public accounting firm for the Fund, performs annual audits of the Fund's financial statements.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006-2401, is legal counsel for the Fund.

TABLE OF CONTENTS

of the

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2007

Investment Objective and Policies and Special Risk Considerations

Investment Restrictions

Trustees and Officers

Portfolio Transactions

Management of the Fund

Dividend Reinvestment Plan

Net Asset Value

Taxation

Repurchase of Shares

Independent Registered Public Accounting Firm

Visit us online at www.churchbondfunds.com	Capstone Church Bond Fund BUILDING CHURCHES, BUILDING WEALTH

For more

complete

information

about the

Capstone

Church Bond

Fund, including

charges and

expenses,

contact the

Distributor

to receive a

prospectus.

Please read it

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HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

The Statement of Additional Information

("SAI"). The SAI contains more detail about

some of the matters discussed in this

Prospectus. The SAI is incorporated into the

Prospectus by reference.

Annual and Semi-Annual Reports about the

Fund describe its performance and list its

portfolio securities. They also include letters

from Fund management describing the

Fund's strategies and discussing market

conditions and trends and their implications

for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1- 800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).

- sending a written request, plus a duplicating

fee, to the SEC's Public Reference Section,

Washington, D.C. 20549-0102.

- visiting the SEC's website - http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

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Capstone Asset Planning Company

5847 San Felipe, Suite 4100

Houston, Texas 77057

1-800-262-6631

info@capstonefinancial.com